                                                                     Exhibit 4.1

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                                  A/B EXCHANGE
                         REGISTRATION RIGHTS AGREEMENT

                            DATED AS OF JULY 2, 1998
                                  BY AND AMONG

                       INTEREP NATIONAL RADIO SALES, INC.
                                      AND
               THE GUARANTORS NAMED ON THE SIGNATURE PAGES HERETO

                                      AND

                           BANCBOSTON SECURITIES INC.
                       LOEWENBAUM & COMPANY INCORPORATED
                             SPP HAMBRO & CO., LLC


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

     This Registration Rights Agreement (this "AGREEMENT") is made and entered
                                               ---------
into as of July 2, 1998, by and among Interep National Radio Sales, Inc., a New York corporation (the "COMPANY"), each of the entities named as a Guarantor on
                       -------
the signature pages hereto (each, a "GUARANTOR" and, collectively, the
                                     ---------
"GUARANTORS"), and BancBoston Securities Inc., Loewenbaum & Company Incorporated
-----------
and SPP Hambro & Co., LLC (each an "INITIAL PURCHASER" and, collectively, the
                                    -----------------
"INITIAL PURCHASERS"), each of whom has agreed to purchase the Company's 10%
-------------------
Series A Senior Subordinated Notes due 2008 (the "SERIES A NOTES") pursuant to
                                                  --------------
the Purchase Agreement (as defined below). The Series A Notes will be fully and unconditionally guaranteed (the "SERIES A GUARANTEES") and the Series B Notes
                                 -------------------
(as defined) will be fully and unconditionally guaranteed (the "SERIES B
                                                                --------
GUARANTEES") as to payment of principal, interest and liquidated damages and
----------
premium, if any, on an unsecured senior subordinated basis, jointly and severally, in each case, by each of the Guarantors.

     This Agreement is made pursuant to the Purchase Agreement, dated June 29, 1998, (the "PURCHASE AGREEMENT"), by and among the Company, the Guarantors and
            ------------------
the Initial Purchasers. In order to induce the Initial Purchasers to purchase the Series A Notes, the Company has agreed to provide the registration rights set forth in this Agreement. The execution and delivery of this Agreement is a condition to the obligations of the Initial Purchasers set forth in Section 3 of the Purchase Agreement. Capitalized terms used herein and not otherwise defined shall have the meanings assigned to them in the Indenture, dated as of the Closing Date (as defined), between the Company and Summit Bank, as Trustee, relating to the Series A Notes and the Series B Notes (the "INDENTURE").
                                                            ---------

     The parties hereby agree as follows:

SECTION 1.   DEFINITIONS

     As used in this Agreement, the following capitalized terms shall have the following meanings:

     ACT:  The Securities Act of 1933, as amended.
     ---

     AFFILIATE:  As defined in Rule 144 of the Act.
     ---------

     BROKER-DEALER:  Any broker or dealer registered under the Exchange Act.
     -------------

     CERTIFICATED SECURITIES:  Definitive Notes, as defined in the Indenture.
     -----------------------

     CLOSING DATE:  The date hereof.
     ------------

     COMMISSION:  The Securities and Exchange Commission.
     ----------

     CONSUMMATE:  An Exchange Offer shall be deemed "Consummated" for purposes
     ----------
of this Agreement upon the occurrence of (a) the filing and effectiveness under the Act of the Exchange Offer Registration Statement relating to the Series B Notes and the Series B Guarantees to be issued in the Exchange Offer, (b) the maintenance of such Exchange Offer Registration Statement continuously effective and the keeping of the Exchange Offer open for a period not less than the period required pursuant to Section 3(b) hereof and (c) the delivery by the Company and the Guarantors to the Registrar under the Indenture of Series B Notes (including Series B Guarantees) in the same aggregate principal amount as the aggregate principal amount of Series A Notes (including Series A Guarantees) tendered by Holders thereof pursuant to the Exchange Offer.

     CONSUMMATION DEADLINE:  As defined in Section 3(b) hereof.
     ---------------------

     EFFECTIVENESS DEADLINE:  As defined in Section 3(a) and 4(a) hereof.
     ----------------------

     EXCHANGE ACT:  The Securities Exchange Act of 1934, as amended.
     ------------

     EXCHANGE OFFER:  The exchange and issuance by the Company and the
     --------------
Guarantors of a principal amount of Series B Notes (including the Series B Guarantees) (which shall be registered pursuant to the Exchange Offer Registration Statement) equal to the outstanding principal amount of Series A Notes (including Series A Guarantees) that are tendered by such Holders in connection with such exchange and issuance.

     EXCHANGE OFFER REGISTRATION STATEMENT:  The Registration Statement relating
     -------------------------------------
to the Exchange Offer, including the related Prospectus.

     FILING DEADLINE:  As defined in Sections 3(a) and 4(a) hereof.
     ---------------

     HOLDERS:  As defined in Section 2 hereof.
     -------

     PROSPECTUS:  The prospectus included in a Registration Statement at the
     ----------
time such Registration Statement is declared effective, as amended or supplemented by any prospectus supplement and by all other amendments thereto, including post-effective amendments, and all material incorporated by reference into such Prospectus.

     RECOMMENCEMENT DATE: As defined in Section 6(d) hereof.
     -------------------

     REGISTRATION DEFAULT:  As defined in Section 5 hereof.
     --------------------

     REGISTRATION STATEMENT:  Any registration statement of the Company and the
     ----------------------
Guarantors relating to (a) an offering of Series B Notes (including the Series B Guarantees) pursuant to an Exchange Offer or (b) the registration for resale of Transfer Restricted Securities pursuant to the Shelf Registration Statement, in each case, (i) that is filed pursuant to the provisions of this Agreement and
(ii) including the Prospectus included therein, all amendments and supplements thereto (including post-effective amendments) and all exhibits and material incorporated by reference therein.

     RULE 144: Rule 144 promulgated under the Act.
     --------

     SERIES B NOTES:  The Company's 10% Series B Senior Subordinated Notes due
     --------------
2008 to be issued pursuant to the Indenture: (i) in the Exchange Offer or (ii) as contemplated by Section 4 hereof.

     SHELF REGISTRATION STATEMENT:  As defined in Section 4 hereof.
     ----------------------------

     SUSPENSION NOTICE:  As defined in Section 6(d) hereof.
     -----------------

     TIA:  The Trust Indenture Act of 1939 (15 U.S.C. Section 77aaa-77bbbb) as
     ---
in effect on the date of the Indenture.

     TRANSFER RESTRICTED SECURITIES: Each Series A Note and corresponding Series
     ------------------------------
A Guarantee, until the earliest to occur of (a) the date on which such Series A Note and Series A Guarantee are exchanged in the Exchange Offer for a Series B Note and corresponding Series B Guarantee which are entitled to be resold to the public by the Holder thereof without complying with the prospectus delivery requirements of the Act, (b) the date on which such Series A Note and Series A Guarantee have been disposed of in accordance with a Shelf Registration Statement (and the purchasers thereof have been issued Series B Notes and corresponding Series B Guarantee), or (c) the date on which such Series A Note and Series A Guarantee are distributed to the public pursuant to Rule 144 under the Act (and purchasers thereof have been issued Series B Notes and corresponding Series B Guarantee) and each Series B Note and corresponding Series B Guarantee until the date on which such Series B Note and Series B Guarantee are disposed of by a Broker-Dealer pursuant to the "Plan of Distribution" contemplated by the Exchange Offer Registration Statement (including the delivery of the Prospectus contained therein).

SECTION 2.   HOLDERS

     A Person is deemed to be a holder of Transfer Restricted Securities (each, a "HOLDER" and collectively, the "HOLDERS") whenever such Person owns Transfer
   ------                         -------
Restricted Securities.

SECTION 3.   REGISTERED EXCHANGE OFFER

     (a) Unless the Exchange Offer shall not be permitted by applicable federal law (after the procedures set forth in Section 6(a)(i) below have been complied with), the Company and the Guarantors shall (i) cause the Exchange Offer Registration Statement to be filed with the Commission as soon as practicable after the Closing Date, but in no event later than 60 days after the Closing Date (such 60th day being the "FILING DEADLINE"), (ii) use its best efforts to
                               ---------------
cause such Exchange Offer Registration Statement to become effective at the earliest possible time, but in no event later than 120 days after the Closing Date (such 120th day being the "EFFECTIVENESS DEADLINE"), (iii) in connection
                                ----------------------
with the foregoing, (A) file all pre-effective amendments to such Exchange Offer Registration Statement as may be necessary in order to cause it to become effective, (B) file, if applicable, a post-effective amendment to such

Exchange Offer Registration Statement pursuant to Rule 430A under the Act and
(C) cause all necessary filings, if any, in connection with the registration and qualification of the Series B Notes and the Series B Guarantees to be made under the Blue Sky laws of such jurisdictions as are necessary to permit Consummation of the Exchange Offer, and (iv) upon the effectiveness of such Exchange Offer Registration Statement, commence and Consummate the Exchange Offer. The Exchange Offer shall be on the appropriate form permitting (i) registration of the Series B Notes and the Series B Guarantees to be offered in exchange for the Series A Notes and the Series A Guarantees, respectively, that are Transfer Restricted Securities and (ii) resales of Series B Notes (including Series B Guarantees) by Broker-Dealers that tendered into the Exchange Offer Series A Notes (including Series A Guarantees) that such Broker-Dealer acquired for its own account as a result of market making activities or other trading activities (other than Series A Notes and the Series A Guarantees acquired directly from the Company, the Guarantors or any of their respective Affiliates) as contemplated by Section 3(c) below.

     (b) The Company and the Guarantors shall use their respective best efforts to cause the Exchange Offer Registration Statement to be effective continuously, and shall keep the Exchange Offer open, for a period of not less than the minimum period required under applicable federal and state securities laws to Consummate the Exchange Offer; provided, however, that in no event shall such period be less than 20 Business Days. The Company and the Guarantors shall cause the Exchange Offer to comply with all applicable federal and state securities laws. No securities other than the Series B Notes and the Series B Guarantees shall be included in the Exchange Offer Registration Statement. The Company and the Guarantors shall use their respective best efforts to cause the Exchange Offer to be Consummated on the earliest practicable date after the Exchange Offer Registration Statement has become effective, but in no event later than 30 business days thereafter (such 30th day being the "CONSUMMATION DEADLINE").
                                                   ----------------------

     (c)   The Company and the Guarantors shall include a "Plan of Distribution"
section in the Prospectus contained in the Exchange Offer Registration Statement and indicate therein that any Broker-Dealer who holds Transfer Restricted Securities that were acquired for the account of such Broker-Dealer as a result of market-making activities or other trading activities (other than Series A Notes and Series A Guarantees acquired directly from the Company or any Affiliate of the Company), may exchange such Transfer Restricted Securities pursuant to the Exchange Offer. Such "Plan of Distribution" section shall also contain all other information with respect to such sales by such Broker-Dealers that the Commission may require in order to permit such sales pursuant thereto, but such "Plan of Distribution" shall not name any such Broker-Dealer or disclose the amount of Transfer Restricted Securities held by any such Broker-Dealer, except to the extent required by the Commission as a result of a change in policy, rules or regulations after the date of this Agreement.

     Because such Broker-Dealer may be deemed to be an "underwriter" within the meaning of the Act and must, therefore, deliver a prospectus meeting the requirements of the Act in connection with its initial sale of any Series B Notes (including Series B Guarantees) received by such Broker-Dealer in the Exchange Offer, the Company and Guarantors shall permit the use of the Prospectus contained in the Exchange Offer Registration Statement by such Broker-Dealer to satisfy such prospectus delivery requirement. To the extent necessary to ensure that the prospectus contained in the Exchange Offer Registration Statement is available for sales of Series B Notes (including Series B Guarantees) by Broker-Dealers, the Company and the Guarantors agree to use their respective best efforts to keep the Exchange Offer Registration Statement continuously effective, supplemented, amended and current as required by and subject to the provisions of Section 6(a) and (c) hereof and in conformity with the requirements of this Agreement, the Act and the policies, rules and regulations of the Commission as announced from time to time, for a period of one year from the Consummation Deadline or such shorter period as will terminate when all Transfer Restricted Securities covered by such Registration Statement have been sold pursuant thereto. The Company and the Guarantors shall provide sufficient copies of the latest version of such Prospectus to such Broker-Dealers, promptly upon request, and in no event later than three day after such request, at any time during such period.

SECTION 4.   SHELF REGISTRATION

     (a)  Shelf Registration.  If (i) the Exchange Offer is not permitted by
          ------------------
applicable law (after the Company and the Guarantors have complied with the procedures set forth in Section 6(a)(i) below) or (ii) if any Holder of Transfer Restricted Securities shall notify the Company within 20 Business Days following the Consummation Deadline that (A) such Holder was prohibited by law or Commission policy from participating in the Exchange Offer or (B) such Holder may not resell the Series B Notes (including Series B Guarantees) acquired by it in the Exchange Offer to the public without delivering a prospectus and the Prospectus contained in the Exchange Offer Registration Statement is not appropriate or available for such resales by such Holder or (C) such Holder is a Broker-Dealer and holds Series A Notes and Series A Guarantees acquired directly from the Company, the Guarantors or any of their respective Affiliates, then the Company and the Guarantors shall:

  (x) cause to be filed, on or prior to 60 days after the earlier of (i) the date on which the Company determines that the Exchange Offer Registration Statement cannot be filed as a result of clause (a)(i) above and (ii) the date on which the Company receives the notice specified in clause (a)(ii) above, (such earlier date, the "FILING DEADLINE"), a shelf registration statement
                         ---------------
pursuant to Rule 415 under the Act (which may be an amendment to the Exchange Offer Registration Statement (the "SHELF REGISTRATION STATEMENT")), relating to
                                   ----------------------------
all Transfer Restricted Securities, and

  (y) shall use their respective best efforts to cause such Shelf Registration Statement to become effective on or prior to 120 days after the earlier of (i) the date on which the Company determines that the Exchange Offer Registration Statement cannot be filed as a result of clause (a)(i) above and (ii) the date on which the Company receives the notice specified in clause (a)(ii) above, (such earlier date, the "EFFECTIVENESS
                                                            -------------
DEADLINE").
---------

      If, after the Company and the Guarantors have filed an Exchange Offer Registration Statement that satisfies the requirements of Section 3(a) above, the Company and the Guarantors are required to file and make effective a Shelf Registration Statement solely because the Exchange Offer is not permitted under applicable federal law (i.e., clause (a)(i) above), then the filing of the Exchange Offer Registration Statement shall be deemed to satisfy the requirements of clause (x) above; provided that, in such event, the Company and the Guarantors shall remain obligated to meet the Effectiveness Deadline set forth in clause (y).

     To the extent necessary to ensure that the Shelf Registration Statement is available for sales of Transfer Restricted Securities by the Holders thereof entitled to the benefit of this Section 4(a) and the other securities required to be registered therein pursuant to Section 6(b)(ii) hereof, the Company and the Guarantors shall use their respective best efforts to keep any Shelf Registration Statement required by this Section 4(a) continuously effective, supplemented, amended and current as required by and subject to the provisions of Sections 6(b) and (c) hereof and in conformity with the requirements of this Agreement, the Act and the policies, rules and regulations of the Commission as announced from time to time, for a period of at least two years (as extended pursuant to Section 6(c)(i)) following the Closing Date, or such shorter period as will terminate when all Transfer Restricted Securities covered by such Shelf Registration Statement have been sold pursuant thereto.

     (b)   Provision by Holders of Certain Information in Connection with the
          ------------------------------------------------------------------
Shelf Registration Statement.  No Holder of Transfer Restricted Securities may
----------------------------
include any of its Transfer Restricted Securities in any Shelf Registration Statement pursuant to this Agreement unless and until such Holder furnishes to the Company in writing, within 20 days after receipt of a request therefor, the information specified in Item 507 or 508 of Regulation S-K, as applicable, of the Act for use in connection with any Shelf Registration Statement or Prospectus or preliminary Prospectus included therein. No Holder of Transfer Restricted Securities shall be entitled to liquidated damages pursuant to
Section 5 hereof unless and until such Holder shall have provided all such information. Each selling Holder agrees to promptly furnish additional information required to be disclosed in order to make the information previously furnished to the Company by such Holder not materially misleading.

SECTION 5.   LIQUIDATED DAMAGES

     If (i) any Registration Statement required by this Agreement is not filed with the Commission on or prior to the applicable Filing Deadline, (ii) any such Registration Statement has not been declared effective by the Commission on or prior to the applicable Effectiveness Deadline,

(iii) the Exchange Offer has not been Consummated on or prior to the Consummation Deadline or (iv) any Registration Statement required by this Agreement is filed and declared effective but shall thereafter cease to be effective or fail to be usable for its intended purpose without being succeeded immediately by a post-effective amendment to such Registration Statement that cures such failure and that is itself declared effective immediately (each such event referred to in clauses (i) through (iv), a "REGISTRATION DEFAULT"), then
                                                  --------------------
the Company and the Guarantor s hereby jointly and severally agree to pay to each Holder of Transfer Restricted Securities affected thereby liquidated damages in an amount equal to $.05 per week per $1,000 in principal amount of Transfer Restricted Securities held by such Holder for each week or portion thereof that the Registration Default continues for the first 90-day period immediately following the occurrence of such Registration Default. The amount of the liquidated damages shall increase by an additional $.05 per week per $1,000 in principal amount of Transfer Restricted Securities with respect to each subsequent 90-day period until all Registration Defaults have been cured, up to a maximum amount of liquidated damages of $.50 per week per $1,000 in principal amount of Transfer Restricted Securities; provided that the Company and the Guarantors shall in no event be required to pay liquidated damages for more than one Registration Default at any given time. Notwithstanding anything to the contrary set forth herein, (1) upon filing of the Exchange Offer Registration Statement (and/or, if applicable, the Shelf Registration Statement), in the case of (i) above, (2) upon the effectiveness of the Exchange Offer Registration Statement (and/or, if applicable, the Shelf Registration Statement), in the case of (ii) above, (3) upon Consummation of the Exchange Offer, in the case of (iii) above, or (4) upon the filing of a post-effective amendment to the Registration Statement or an additional Registration Statement that causes the Exchange Offer Registration Statement (and/or, if applicable, the Shelf Registration Statement) to again be declared effective or made usable in the case of (iv) above, the liquidated damages payable with respect to the Transfer Restricted Securities as a result of such clause (i), (ii), (iii) or (iv), as applicable, shall cease.

     All accrued liquidated damages shall be paid to the Holders entitled thereto, in the manner provided for the payment of interest in the Indenture, on each Interest Payment Date, as more fully set forth in the Indenture and the Notes. Notwithstanding the fact that any securities for which liquidated damages are due cease to be Transfer Restricted Securities, all obligations of the Company and the Guarantors to pay liquidated damages with respect to securities shall survive until such time as such obligations with respect to such securities shall have been satisfied in full.

     The Company and the Guarantors shall have no liabilities for monetary damages for any Registration Default in addition to Liquidated Damages to the Initial Purchasers or any Holder; provided, however, that in the event of a Registration Default, the Initial Purchasers and the Holders shall be entitled to, and the Company and the Guarantors shall not oppose the granting of, equitable relief, including injunction and specific performance.

SECTION 6.  REGISTRATION PROCEDURES

      (a)   Exchange Offer Registration Statement.  In connection with the
            -------------------------------------
Exchange Offer, the Company and the Guarantors shall (x) comply with all applicable provisions of Section 6(c) below, (y) use their respective best efforts to effect such exchange and to permit the resale of Series B Notes (including Series B Guarantees) by Broker-Dealers that tendered in the Exchange Offer Series A Notes (including Series A Guarantees) that such Broker-Dealer acquired for its own account as a result of its market making activities or other trading activities (other than Series A Notes and Series A Guarantees acquired directly from the Company or any of its Affiliates) being sold in accordance with the intended method or methods of distribution thereof, and (z) comply with all of the following provisions:

          (i) If, following the date hereof there has been announced a change in Commission policy with respect to exchange offers such as the Exchange Offer, that in the reasonable opinion of counsel to the Company raises a substantial question as to whether the Exchange Offer is permitted by applicable federal law, the Company and the Guarantors hereby agree to seek a no-action letter or other favorable decision from the Commission allowing the Company and the Guarantors to Consummate an Exchange Offer for such Transfer Restricted Securities. The Company and the Guarantors hereby agree to pursue the issuance of such a decision to the Commission staff level. In connection with the foregoing, the Company and the Guarantors hereby agree to take all such other actions as may be requested by the Commission or otherwise required in connection with the issuance of such decision, including without limitation (A) participating in telephonic conferences with the Commission, (B) delivering to the Commission staff an analysis prepared by counsel to the Company setting forth the legal bases, if any, upon which such counsel has concluded that such an Exchange Offer should be permitted and (C) diligently pursuing a resolution (which need not be favorable) by the Commission staff.

          (ii) As a condition to its participation in the Exchange Offer, each Holder of Transfer Restricted Securities (including, without limitation, any Holder who is a Broker Dealer) shall furnish, upon the request of the Company, prior to the Consummation of the Exchange Offer, a written representation to the Company and the Guarantors (which may be contained in the letter of transmittal contemplated by the Exchange Offer Registration Statement) to the effect that (A) it is not an Affiliate of the Company,
     (B) it is not engaged in, and does not intend to engage in, and has no arrangement or understanding with any person to participate in, a distribution of the Series B Notes or the Series B Guarantees to be issued in the Exchange Offer and (C) it is acquiring the Series B Notes and Series B Guarantees in its ordinary course of business. As a condition to its participation in the Exchange Offer each Holder using the Exchange Offer to participate in a distribution of the Series B Notes and Series B Guarantees shall acknowledge and agree that, if the resales are of Series B Notes and Series B Guarantees obtained by such Holder in exchange for Series A Notes and Series A Guarantees acquired directly from the Company, the Guarantors or an

     Affiliate thereof, it (1) could not, under Commission policy as in effect on the date of this Agreement, rely on the position of the Commission enunciated in Morgan Stanley and Co., Inc. (available June 5, 1991) and
                   ----------------------------
     Exxon Capital Holdings Corporation (available May 13, 1988), as interpreted
     ----------------------------------
     in the Commission's letter to Shearman & Sterling dated July 2, 1993, and
                                   -------------------
     similar no-action letters (including, if applicable, any no-action letter obtained pursuant to clause (i) above), and (2) must comply with the registration and prospectus delivery requirements of the Act in connection with a secondary resale transaction and that such a secondary resale transaction must be covered by an effective registration statement containing the selling security holder information required by Item 507 or 508, as applicable, of Regulation S-K.

          (iii) Prior to effectiveness of the Exchange Offer Registration Statement, the Company and the Guarantors shall provide a supplemental letter to the Commission (A) stating that the Company and the Guarantors are registering the Exchange Offer in reliance on the position of the Commission enunciated in Exxon Capital Holdings Corporation (available May
                              ----------------------------------
     13, 1988), Morgan Stanley and Co., Inc. (available June 5, 1991) as
                ----------------------------
     interpreted in the Commission's letter to Shearman & Sterling dated July 2,
                                               -------------------
     1993, and, if applicable, any no-action letter obtained pursuant to clause
     (i) above, (B) including a representation that neither the Company nor any Guarantor has entered into any arrangement or understanding with any Person to distribute the Series B Notes or the Series B Guarantees to be received in the Exchange Offer and that, to the best of the Company's and each Guarantor's information and belief, each Holder participating in the Exchange Offer is acquiring the Series B Notes and the Series B Guarantees in its ordinary course of business and has no arrangement or understanding with any Person to participate in the distribution of the Series B Notes or the Series B Guarantees received in the Exchange Offer and (C) any other undertaking or representation required by the Commission as set forth in any no-action letter obtained pursuant to clause (i) above, if applicable.

     (b)  Shelf Registration Statement.
          ----------------------------

          In connection with the Shelf Registration Statement, the Company and the Guarantors shall (i) comply with all the provisions of Section 6(c) below and use their respective best efforts to effect such registration to permit the sale of the Transfer Restricted Securities being sold in accordance with the intended method or methods of distribution thereof (as indicated in the information furnished to the Company pursuant to Section 4(b) hereof), and pursuant thereto the Company and the Guarantors will prepare and file with the Commission a Registration Statement relating to the registration on any appropriate form under the Act, which form shall be available for the sale of the Transfer Restricted Securities in accordance with the intended method or methods of distribution thereof within the time periods and otherwise in accordance with the provisions hereof, and

          (ii) issue,upon the request of any Holder or purchaser of Series A Notes (including Series A Guarantees) covered by any Shelf Registration Statement contemplated by this

Agreement, Series B Notes (including Series B Guarantees) having an aggregate principal amount equal to the aggregate principal amount of Series A Notes (including Series A Guarantees) sold pursuant to the Shelf Registration Statement and surrendered to the Company for cancellation; the Company shall register Series B Notes (including Series B Guarantees) on the Shelf Registration Statement for this purpose and issue the Series B Notes (including Series B Guarantees) to the purchaser(s) of securities subject to the Shelf Registration Statement in the names as such purchaser(s) shall designate; provided, that no Holder of Transfer Restricted Securities may include any of its Transfer Restricted Securities in any Shelf Registration Statement pursuant to this Agreement unless and until such Holder furnishes to the Company in writing, within 20 days after receipt of request therefor, the information specified in Item 507 or 508 of Regulation S-K, as applicable, of the Act for use in connection with such Shelf Registration Statement.

     (c) General Provisions. In connection with any Registration Statement and
         ------------------
 any related Prospectus required by this Agreement, the Company and the Guarantors shall:

          (i) use their respective best efforts to keep such Registration Statement continuously effective and provide all requisite financial statements for the period specified in Section 3 or 4 of this Agreement, as applicable. Upon the occurrence of any event that would cause any such Registration Statement or the Prospectus contained therein (A) to contain an untrue statement of material fact or omit to state any material fact necessary to make the statements therein not misleading or (B) not to be effective and usable for resale of Transfer Restricted Securities during the period required by this Agreement, the Company and the Guarantors shall file promptly an appropriate amendment to such Registration Statement curing such defect, and, if Commission review is required, use their respective best efforts to cause such amendment to be declared effective as soon as practicable.

          (ii) prepare and file with the Commission such amendments and post-effective amendments to the applicable Registration Statement as may be necessary to keep such Registration Statement effective for the applicable period set forth in Section 3 or 4 hereof, as the case may be; cause the Prospectus to be supplemented by any required Prospectus supplement, and as so supplemented to be filed pursuant to Rule 424 under the Act, and to comply fully with Rules 424, 430A and 462, as applicable, under the Act in a timely manner; and comply with the provisions of the Act with respect to the disposition of all securities covered by such Registration Statement during the applicable period in accordance with the intended method or methods of distribution by the sellers thereof set forth in such Registration Statement or supplement to the Prospectus;

          (iii) advise each Holder promptly and, if requested by such Holder, confirm such advice in writing, (A) when the Prospectus or any Prospectus supplement or post-effective amendment has been filed, and, with respect to any applicable Registration Statement or any post-effective amendment thereto, when the same has become effective,
     (B) of any request by the Commission for amendments to the Registration Statement or amendments or supplements to the Prospectus or for additional information relating thereto, (C) of the issuance by the Commission of any stop order suspending the effectiveness of the Registration Statement under the Act or of the suspension by any state securities commission of the qualification of the Transfer Restricted Securities for offering or sale in any jurisdiction, or the initiation of any proceeding for any of the preceding purposes, (D) of the existence of any fact or the happening of any event that makes any statement of a material fact made in the Registration Statement, the Prospectus, any amendment or supplement thereto or any document incorporated by reference therein untrue, or that requires the making of any additions to or changes in the Registration Statement in order to make the statements therein not misleading, or that requires the making of any additions to or changes in the Prospectus in order to make the statements therein, in the light of the circumstances under which they were made, not misleading. If at any time the Commission shall issue any stop order suspending the effectiveness of the Registration Statement, or any state securities commission or other regulatory authority shall issue an order suspending the qualification or exemption from qualification of the Transfer Restricted Securities under state securities or blue sky laws, the Company and the Guarantors shall use their respective best efforts to obtain the withdrawal or lifting of such order at the earliest possible time;

          (iv)  subject to Section 6(c)(i), if any fact or event contemplated by
     Section 6(c)(iii)(D) above shall exist or have occurred, prepare a supplement or post-effective amendment to the Registration Statement or related Prospectus or any document incorporated therein by reference or file any other required document so that, as thereafter delivered to the purchasers of Transfer Restricted Securities, the Prospectus will not contain an untrue statement of a material fact or omit to state any material fact necessary to make the statements therein, in the light of the circumstances under which they were made, not misleading;

          (v) furnish to each Holder in connection with such exchange or sale, if any, before filing with the Commission, copies of any Registration Statement or any Prospectus included therein or any amendments or supplements to any such Registration Statement or Prospectus (including all documents incorporated by reference after the initial filing of such Registration Statement), which documents will be subject to the review and comment of such Holders in connection with such sale, if any, for a period of at least five Business Days, and the Company will not file any such Registration Statement or Prospectus or any amendment or supplement to any such Registration Statement or Prospectus (including all such documents incorporated by reference) to which such Holders shall reasonably object within five Business Days after the receipt thereof. A Holder shall be deemed to have reasonably objected to such filing if such Registration Statement, amendment, Prospectus or supplement, as applicable, as proposed to be filed, contains an untrue statement of a material fact or omit to state any material fact necessary to make the statements therein not misleading or fails to comply with the applicable requirements of the Act;

          (vi) promptly prior to the filing of any document that is to be incorporated by reference into a Registration Statement or Prospectus, provide copies of such document to each Holder in connection with such exchange or sale, if any, make the Company's and the Guarantors' representatives available for discussion of such document and other customary due diligence matters, and include such information in such document prior to the filing thereof as such Holders may reasonably request; provided, however, that any information that is designated in writing by the Company, in good faith, as confidential at the time of delivery of such information shall be kept confidential by such Holders or any such attorney, accountant or agent, unless such disclosure is made in connection with a court proceeding or required by law, or such information becomes available to the public generally or through a third party without an accompanying obligation of confidentiality and that the foregoing inspection and information gathering shall not be available for any such Holder that is a competitor of the Company ;

          (vii) make reasonably available for inspection by each Holder and any attorney, accountant or other agent retained by such Holders, all financial and other records, pertinent corporate documents and properties of the Company and the Guarantors and cause the Company's and the Guarantors' officers, directors, employees, accountants and auditors to supply all information reasonably requested by any such Holder, attorney or accountant in connection with such Registration Statement or any post-effective amendment thereto subsequent to the filing thereof and prior to its effectiveness, in each case, as shall be reasonably necessary to enable such persons to conduct reasonable and customary investigation within the meaning of Section 11 of the Securities Act; provided, however, that any information that is designated in writing by the Company, in good faith, as confidential at the time of delivery of such information shall be kept confidential by such Holders or any such attorney, accountant or agent, unless such disclosure is made in connection with a court proceeding or required by law, or such information becomes available to the public generally or through a third party without an accompanying obligation of confidentiality and that the foregoing inspection and information gathering shall not be available for any such Holder that is a competitor of the Company;

          (viii) if requested by any Holders in connection with such exchange or sale, promptly include in any Registration Statement or Prospectus, pursuant to a supplement or post-effective amendment if necessary, such information as such Holders may reasonably request to have included therein, including, without limitation, information relating to the "Plan of Distribution" of the Transfer Restricted Securities, and make all required filings of such Prospectus supplement or post-effective amendment as soon as practicable after the

     Company is notified of the matters to be included in such Prospectus supplement or post-effective amendment;

          (ix) furnish to each Holder in connection with such exchange or sale, without charge, at least one copy of the Registration Statement, as first filed with the Commission, and of each amendment thereto, including all documents incorporated by reference therein and all exhibits (including exhibits incorporated therein by reference);

          (x) deliver to each Holder without charge, as many copies of the Prospectus (including each preliminary prospectus) and any amendment or supplement thereto as such Persons reasonably may request; the Company and the Guarantors hereby consent to the use (in accordance with law) of the Prospectus and any amendment or supplement thereto by each selling Holder in connection with the offering and the sale of the Transfer Restricted Securities covered by the Prospectus or any amendment or supplement thereto;

          (xi) upon the written request of any Holder, enter into such agreements (including underwriting agreements) and make such representations and warranties and take all such other actions in connection therewith in order to expedite or facilitate the disposition of the Transfer Restricted Securities pursuant to any applicable Registration Statement contemplated by this Agreement as may be reasonably requested by any Holder in connection with any sale or resale pursuant to any applicable Registration Statement. In such connection, the Company and the Guarantors shall:

          (A) upon request of any Holder, furnish (or in the case of paragraphs
       (2) and (3), use its best efforts to cause to be furnished) to each Holder, upon Consummation of the Exchange Offer or upon the effectiveness of the Shelf Registration Statement, as the case may be:

            (1) a certificate, dated such date, signed on behalf of the Company and each of the Guarantors by (x) the President or any Vice President and (y) a principal financial or accounting officer of the Company and each of the Guarantors, confirming, as of the date thereof, the matters set forth in Sections 5(a)(xxxviii), 8(a) and 8(e) of the Purchase Agreement and such other similar matters as such Holders may reasonably request;

            (2) an opinion, dated the date of Consummation of the Exchange Offer or the date of effectiveness of the Shelf Registration Statement, as the case may be, of counsel for the Company and the Guarantors covering matters similar to those set forth in Exhibit C to the Purchase Agreement and such other matters as such Holder may reasonably request, and in any event including a statement to the effect that such counsel has participated in conferences with officers and other representatives of the Company and the Guarantors, representatives of the independent public accountants for the Company and the Guarantors and have considered the matters required to be stated therein and the statements contained therein, although such counsel has not independently verified the accuracy, completeness or fairness of such statements; and that such counsel advises that, on the basis of the foregoing (relying as to materiality to the extent such counsel deems appropriate upon the statements of officers and other representatives of the Company and the Guarantors and without independent check or verification), no facts came to such counsel's attention that caused such counsel to believe that the applicable Registration Statement, at the time such Registration Statement or any post-effective amendment thereto became effective and, in the case of the Exchange Offer Registration Statement, as of the date of Consummation of the Exchange Offer, contained an untrue statement of a material fact or omitted to state a material fact required to be stated therein or necessary to make the statements therein not misleading, or that the Prospectus contained in such Registration Statement as of its date and, in the case of the opinion dated the date of Consummation of the Exchange Offer, as of the date of Consummation, contained an untrue statement of a material fact or omitted to state a material fact necessary in order to make the statements therein, in the light of the circumstances under which they were made, not misleading. Without limiting the foregoing, such counsel may state further that such counsel assumes no responsibility for, and has not independently verified, the accuracy, completeness or fairness of the financial statements, notes and schedules and other financial data included in any Registration Statement contemplated by this Agreement or the related Prospectus; and

            (3) a customary comfort letter, dated the date of Consummation of the Exchange Offer, or as of the date of effectiveness of the Shelf Registration Statement, as the case may be, from the Company's independent accountants, in the customary form and covering matters of the type customarily covered in comfort letters to underwriters in connection with underwritten offerings, and affirming the matters set forth in the comfort letters delivered pursuant to Section 8(h) of the Purchase Agreement; and

          (B) deliver such other documents and certificates as may be reasonably requested by the selling Holders to evidence compliance with the matters covered in clause (A) above and with any customary conditions contained in the any agreement entered into by the Company and the Guarantors pursuant to this clause (xi);

          (xii) prior to any public offering of Transfer Restricted Securities, cooperate with the selling Holders and their counsel in connection with the registration and qualification of the Transfer Restricted Securities under the securities or Blue Sky laws of such jurisdictions as the selling Holders may request and do any and all other acts or things necessary or advisable to enable the disposition in such jurisdictions of the Transfer Restricted Securities covered by the applicable Registration Statement; provided, however, that neither the Company nor any Guarantor shall be required to register or qualify as a foreign corporation where it is not now so qualified or to take any action that would subject it to the service of process in suits or to taxation, other than as to matters and transactions relating to the Registration Statement, in any jurisdiction where it is not now so subject;

          (xiii) in connection with any sale of Transfer Restricted Securities that will result in such securities no longer being Transfer Restricted Securities, cooperate with the Holders to facilitate the timely preparation and delivery of certificates representing Transfer Restricted Securities to be sold and not bearing any restrictive legends; and to register such Transfer Restricted Securities in such denominations and such names as the selling Holders may request at least two Business Days prior to such sale of Transfer Restricted Securities;

          (xiv) use their respective best efforts to cause the disposition of the Transfer Restricted Securities covered by the Registration Statement to be registered with or approved by such other governmental agencies or authorities as may be necessary to enable the seller or sellers thereof to consummate the disposition of such Transfer Restricted Securities, subject to the proviso contained in clause (xii) above;

          (xv) provide a CUSIP number for all Transfer Restricted Securities no later than the effective date of a Registration Statement covering such Transfer Restricted Securities and provide the Trustee under the Indenture with printed certificates for the Transfer Restricted Securities which are in a form eligible for deposit with the Depository Trust Company;

          (xvi) otherwise use their respective best efforts to comply with all applicable rules and regulations of the Commission, and make generally available to its security holders with regard to any applicable Registration Statement, as soon as practicable, a consolidated earnings statement meeting the requirements of Rule 158 (which need not be audited) covering a twelve-month period beginning after the effective date of the Registration Statement (as such term is defined in paragraph (c) of Rule 158 under the Act);

          (xvii) cause the Indenture to be qualified under the TIA not later than the effective date of the first Registration Statement required by this Agreement and, in connection therewith, cooperate with the Trustee and the Holders to effect such changes to the Indenture as may be required for such Indenture to be so qualified in accordance with the terms of the TIA; and execute and use its best efforts to cause the Trustee to execute, all documents that may be required to effect such changes and all other forms and documents required to be filed with the Commission to enable such Indenture to be so qualified in a timely manner; and

          (xviii) provide promptly to each Holder, upon written request, each document filed with the Commission pursuant to the requirements of Section 13 or Section 15(d) of the Exchange Act.

     (d)  Restrictions on Holders.  Each Holder agrees by acquisition of a
          -----------------------
Transfer Restricted Security that, upon receipt of the notice referred to in
Section 6(c)(iii)(C) or any notice from the Company of the existence of any fact of the kind described in Section 6(c)(iii)(D) hereof (in each case, a

"SUSPENSION NOTICE"), such Holder will forthwith discontinue disposition of
------------------
Transfer Restricted Securities pursuant to the applicable Registration Statement until (i) such Holder has received copies of the supplemented or amended Prospectus contemplated by Section 6(c)(iv) hereof, or (ii) such Holder is advised in writing by the Company that the use of the Prospectus may be resumed, and has received copies of any additional or supplemental filings that are incorporated by reference in the Prospectus (in each case, the "RECOMMENCEMENT
                                                                --------------
DATE").  Each Holder receiving a Suspension Notice hereby agrees that it will
----
either (i) destroy any Prospectuses, other than permanent file copies, then in such Holder's possession which have been replaced by the Company with more recently dated Prospectuses or (ii) deliver to the Company (at the Company's expense) all copies, other than permanent file copies, then in such Holder's possession of the Prospectus covering such Transfer Restricted Securities that was current at the time of receipt of the Suspension Notice. The time period regarding the effectiveness of such Registration Statement set forth in Section 3 or 4 hereof, as applicable, shall be extended by a number of days equal to the number of days in the period from and including the date of delivery of the Suspension Notice to the date of delivery of the Recommencement Date.

SECTION 7.  REGISTRATION EXPENSES

     (a) All expenses incident to the Company's and the Guarantors' performance of or compliance with this Agreement will be borne by the Company, regardless of whether a Registration Statement becomes effective, including without limitation: (i) all registration and filing fees and expenses; (ii) all fees and expenses of compliance with federal securities and state Blue Sky or securities laws; (iii) all expenses of printing (including printing certificates for the Series B Notes to be issued in the Exchange Offer and printing of Prospectuses whether for exchanges, sales, market making or otherwise), messenger and delivery services and telephone; (iv) all fees and disbursements of counsel for the Company, the Guarantors and the Holders of Transfer Restricted Securities;
(v) all application and filing fees in connection with listing the Series B Notes on a national securities exchange or automated quotation system pursuant to the requirements hereof; and (vi) all fees and disbursements of independent certified public accountants of the Company and the Guarantors (including the expenses of any special audit and comfort letters required by or incident to such performance).

     The Company will, in any event, bear its and the Guarantors' internal expenses (including, without limitation, all salaries and expenses of its officers and employees performing legal or accounting duties), the expenses of any annual audit and the fees and expenses of any Person, including special experts, retained by the Company or the Guarantors.

     (b) In connection with any Registration Statement required by this Agreement (including, without limitation, the Exchange Offer Registration Statement and the Shelf Registration Statement), the Company and the Guarantors will reimburse the Initial Purchasers and the Holders of Transfer Restricted Securities who are tendering Series A Notes (including the Series A Guarantees) into in the Exchange Offer and/or selling or reselling Series A Notes (including the Series A Guarantees) or Series B Notes (including the Series B guarantees) pursuant to the "Plan of Distribution" contained in the Exchange Offer Registration Statement or the Shelf Registration Statement, as applicable, for the reasonable fees and disbursements of not more than one counsel, who shall be Latham & Watkins, unless another firm shall be chosen by the Holders of a majority in principal amount of the Transfer Restricted Securities for whose benefit such Registration Statement is being prepared.

SECTION 8.  INDEMNIFICATION

     (a) The Company and the Guarantors, jointly and severally, agree to indemnify and hold harmless (i) each Holder, (ii) each person, if any, who controls such Holder within the meaning of Section 15 of the Act or Section 20(a) of the Exchange Act and (iii) the officers, directors, partners, employees, representatives and agents of such Holder or any controlling person to the fullest extent lawful, from and against any and all losses, liabilities, claims, damages and expenses whatsoever (including but not limited to reasonable attorneys' fees and any and all expenses whatsoever incurred in investigating, preparing or defending against any investigation or litigation, commenced or threatened, or any claim whatsoever, and any and all amounts paid in settlement of any claim or litigation), joint or several, to which they or any of them may become subject under the Act, the Exchange Act or otherwise, insofar as such losses, liabilities, claims, damages or expenses (or actions in respect thereof) arise out of or are based upon any untrue statement or alleged untrue statement of a material fact contained in any Registration Statement, preliminary prospectus or Prospectus, or in any supplement thereto or amendment thereof, or arise out of or are based upon the omission or alleged omission to state therein a material fact required to be stated therein or necessary to make the statements therein, in the light of the circumstances under which they were made, not misleading; provided, however, that the Company and the Guarantors will not be liable in any such case to the extent, but only to the extent, that any such loss, liability, claim, damage or expense arises out of or is based upon (i) an untrue statement or alleged untrue statement or omission or alleged omission made therein in reliance upon and in conformity with information relating to any of the Holders furnished to the Company in writing by or on behalf of any of the Holders expressly for use therein or (ii) if a court of competent jurisdiction determines that a Holder received a Suspension Notice, the disposition by such Holder of Transfer Restricted Securities pursuant to the applicable Registration Statement prior to the Recommencement Date. This indemnity agreement will be in addition to any liability which the Company and the Guarantors may otherwise have, including under this Agreement.

     (b) Each Holder of Transfer Restricted Securities agrees, severally and not jointly, to indemnify and hold harmless (i) the Company and the Guarantors,
(ii) each person, if any, who controls any of the Company and the Guarantors within the meaning of Section 15 of the Act or Section 20(a) of the Exchange Act, and (iii) the respective officers, directors, trustees, partners, employees, representatives and agents of the Company and the Guarantors, or any controlling person, against any losses, liabilities, claims, damages and expenses whatsoever (including but not limited to reasonable attorneys' fees and any and all expenses whatsoever incurred in investigating, preparing or defending against any investigation or litigation, commenced or threatened, or any claim whatsoever and any and all amounts paid in settlement of any claim or litigation) to which they or any of them may become subject under the Act, the Exchange Act or otherwise, insofar as such losses, liabilities, claims, damages or expenses (or actions in respect thereof) arise out of or are based upon any untrue statement or alleged untrue statement of a material fact contained in any Registration Statement, preliminary prospectus or Prospectus, or in any amendment thereof or supplement thereto, or arise out of or are based upon the omission or alleged omission to state therein a material fact required to be stated therein or necessary to make the statements therein, in the light of the circumstances under which they were made, not misleading, in each case to the extent, but only to the extent, that any such loss, liability, claim, damage or expense arises out of or is based upon any untrue statement or alleged untrue statement or omission or alleged omission made therein in reliance upon and in conformity with information relating to such Holder furnished to the Company in writing by or on behalf of such Holder expressly for use therein; provided, however, that in no case shall such Holder be liable or responsible for any amount in excess of the amount by which the total amount received by such Holder with respect to its sale of Transfer Restricted Securities pursuant to a Registration Statement exceeds (i) the amount paid by such Holder for such Transfer Restricted Securities and (ii) the amount of any damages that such Holder, its directors, officers or any Person who controls such Holder has otherwise been required to pay by reason of such untrue or alleged untrue statement or omission or alleged omission. This indemnity will be in addition to any liability which such Holder may otherwise have, including under this Agreement.

     (c)  Promptly after receipt by an indemnified party under subsection (a) or
(b) above of notice of the commencement of any action, such indemnified party shall, if a claim in respect thereof is to be made against the indemnifying party under such subsection, notify each party against whom indemnification is to be sought in writing of the commencement thereof (but the failure so to notify an indemnifying party shall not relieve it from any liability which it may have under this Section 8 except to the extent that it has been prejudiced in any material respect by such failure or from any liability which it may otherwise have). In case any such action is brought against any indemnified party, and it notifies an indemnifying party of the commencement thereof, the indemnifying party will be entitled to participate therein, and to the extent it may elect by written notice delivered to the indemnified party promptly after receiving the aforesaid notice from such indemnified party, to assume the defense thereof with counsel reasonably satisfactory to such indemnified party. Notwithstanding the foregoing, the indemnified party or parties shall have the right to employ its or their own counsel in any such case, but the fees and expenses of such counsel shall be at the expense of such indemnified party or parties unless (i) the employment of such counsel shall have been authorized in writing by the indemnifying parties in connection with the defense of such action, (ii) the indemnifying parties shall not have employed counsel to take charge of the defense of such action within a reasonable time after notice of commencement of the action, or (iii) such indemnified party or parties shall have reasonably concluded, based upon the advice of counsel, that there may be defenses available to it or them which are different from or additional to those available to one or all of the indemnifying parties (in which case the indemnifying party or parties shall not have the right to direct the defense of such action on behalf of the indemnified party or parties), in any of which events such fees and expenses of counsel shall be borne by the indemnifying parties; provided, however, that the indemnifying party under subsection (a) or (b) above shall only be liable for the legal expenses of one counsel (in addition to any local counsel) for all indemnified parties in each jurisdiction in which any claim or action is brought. Anything in this subsection to the contrary notwithstanding, an indemnifying party shall not be liable for any settlement of any claim or action effected without its prior written consent, provided that such consent was not unreasonably withheld.

     (d) In order to provide for contribution in circumstances in which the indemnification provided for in this Section 8 is for any reason held to be unavailable from the Company and the Guarantors or is insufficient to hold harmless a party indemnified thereunder, the Company and the Guarantors, on the one hand, and the Holders, on the other hand, shall contribute to the aggregate losses, claims, damages, liabilities and expenses of the nature contemplated by such indemnification provision (including any investigation, legal and other expenses incurred in connection with, and any amount paid in settlement of, any action, suit or proceeding or any claims asserted, but after deducting in the case of losses, claims, damages, liabilities and expenses suffered by the Company and the Guarantors, any contribution received by the Company and the Guarantors from persons, other than the Holders, who may also be liable for contribution, including persons who control the Company and the Guarantors within the meaning of Section 15 of the Act or Section 20(a) of the Exchange
Act) to which the Company, the Guarantors and the Holders may be subject, in such proportion as is appropriate to reflect the relative benefits received by the Company and the Guarantors, on one hand, and the Initial Purchasers, on the other hand, from the offering of the Series A Notes or, if such allocation is not permitted by applicable law or indemnification is not available as a result of the indemnifying party not having received notice as provided in Section 6, in such proportion as is appropriate to reflect not only the relative benefits referred to above but also the relative fault of the Company and the Guarantors, on one hand, and the Initial Purchasers, on the other hand, in connection with the statements or omissions which resulted in such losses, claims, damages, liabilities or expenses, as well as any other relevant equitable considerations. The relative fault of the Company and the Guarantors, on one hand, and of the Holders, on the other hand, shall be determined by reference to, among other things, whether the untrue or alleged untrue statement of a material fact or the omission or alleged omission to state a material fact relates to information supplied by the Company, the Guarantors or the Holders and the parties' relative intent, knowledge, access to information and opportunity to correct or prevent such statement or omission. The amount paid or payable by a party as a result of the losses, claims, damages, liabilities and judgments referred to above shall be deemed to include, subject to the limitations set forth in the second paragraph of Section 8(a), any legal or other fees or expenses reasonably incurred by such party in connection with investigating or defending any action or claim. The Company, the Guarantors and the Initial Purchasers agree that it would not be just and equitable if contribution pursuant to this Section 8 were determined by pro rata allocation or by any other method of allocation which does not take into account the equitable considerations referred to above. Notwithstanding the provisions of this Section 8, (i) in no case shall any Holder, its officers or any Person, if any, who controls such Holder be required to contribute any amount in excess of the amount by which total received by such Holder with respect to the sale of Transfer Restricted Securities pursuant to a Registration Statement exceeds (i) the amount paid by such Holder for such Transfer Restricted Securities and (ii) the amount of any damages which such Holder has otherwise been required to pay by reason of any untrue or alleged untrue statement or omission or alleged omission and (ii) no person guilty of fraudulent misrepresentation (within the meaning of Section 11(f) of the Act) shall be entitled to contribution from any person who was not guilty of such fraudulent misrepresentation. For purposes of this Section 8, (A) each person, if any, who controls any Holder within the meaning of Section 15 of the Act or Section 20(a) of the Exchange Act and (B) the officers, directors, partners, employees, representatives and agents of such Holder or any controlling person shall have the same rights to contribution as such Holder, and (A) each person, if any, who controls any of the Company and the Guarantors within the meaning of Section 15 of the Act or Section 20(a) of the Exchange Act and (B) the respective officers, directors, trustees, partners, employees, representatives and agents of the Company and the Guarantors shall have the same rights to contribution as the Company and the Guarantors, subject in each case to clauses (i) and (ii) of this Section 8. Any party entitled to contribution will, promptly after receipt of notice of commencement of any action, suit or proceeding against such party in respect of which a claim for contribution may be made against another party or parties under this Section 8, notify such party or parties from whom contribution may be sought, but the failure to so notify such party or parties shall not relieve the party or parties from whom contribution may be sought from any obligation it or they may have under this Section 8 or otherwise. No party shall be liable for contribution with respect to any action or claim settled without its prior written consent, provided that such written consent was not unreasonably withheld. The Holders' obligations to contribute pursuant to this Section 8(c) are several in proportion to the respective principal amount of Transfer Restricted Securities held by each Holder hereunder and not joint.

SECTION 9.  RULE 144A AND RULE 144

     The Company and each Guarantor agree with each Holder, for so long as any Transfer Restricted Securities remain outstanding and during any period in which the Company or such Guarantor (i) is not subject to Section 13 or 15(d) of the Exchange Act, to make available, upon request of any Holder, to such Holder or beneficial owner of Transfer Restricted Securities in connection with any sale thereof and any prospective purchaser of such Transfer Restricted Securities designated by such Holder or beneficial owner, the information required by Rule 144A(d)(4) under the Act in order to permit resales of such Transfer Restricted Securities pursuant to Rule 144A, and (ii) is subject to Section 13 or 15 (d) of the Exchange Act, to make all filings required thereby in a timely manner in order to permit resales of such Transfer Restricted Securities pursuant to Rule 144.

SECTION 10.  MISCELLANEOUS

     (a)  Remedies.  The Company and the Guarantors acknowledge and agree that
          --------
any failure by the Company and/or the Guarantors to comply with their respective obligations under Sections 3 and 4 hereof may result in material irreparable injury to the Initial Purchasers or the Holders for which there is no adequate remedy at law, that it will not be possible to measure damages for such injuries precisely and that, in the event of any such failure, the Initial Purchasers or any Holder may obtain such relief as may be required to specifically enforce the Company's and the Guarantor's obligations under Sections 3 and 4 hereof. The Company and the Guarantors further agree to waive the defense in any action for specific performance that a remedy at law would be adequate.

     (b)  No Inconsistent Agreements.  Neither the Company nor any Guarantor
          --------------------------
will, on or after the date of this Agreement, enter into any agreement with respect to its securities that is inconsistent with the rights granted to the Holders in this Agreement or otherwise conflicts with the provisions hereof. Neither the Company nor any Guarantor is currently a party to any agreement granting any registration rights with respect to its securities to any Person. The rights granted to the Holders hereunder do not in any way conflict with and are not inconsistent with the rights granted to the holders of the Company's and the Guarantors' securities under any agreement in effect on the date hereof.

     (c)  Amendments and Waivers.  The provisions of this Agreement may not be
          ----------------------
amended, modified or supplemented, and waivers or consents to or departures from the provisions hereof may not be given unless (i) in the case of Section 5 hereof and this Section 10(c)(i), the Company has obtained the written consent of Holders of all outstanding Transfer Restricted Securities and (ii) in the case of all other provisions hereof, the Company has obtained the written consent of Holders of a majority of the outstanding principal amount of Transfer Restricted Securities (excluding Transfer Restricted Securities held by the Company or its Affiliates). Notwithstanding the foregoing, a waiver or consent to departure from the provisions hereof that relates exclusively to the rights of Holders whose Transfer Restricted Securities are being tendered pursuant to the Exchange Offer, and that does not affect directly or indirectly the rights of other Holders whose Transfer Restricted Securities are not being tendered pursuant to such Exchange Offer, may be given by the Holders of a majority of the outstanding principal amount of Transfer Restricted Securities subject to such Exchange Offer.

     (d)  Third Party Beneficiary.  The Holders shall be third party
          -----------------------
beneficiaries to the agreements made hereunder between the Company and the Guarantors, on the one hand, and the Initial Purchasers, on the other hand, and shall have the right to enforce such agreements directly to the extent they may deem such enforcement necessary or advisable to protect its rights or the rights of Holders hereunder.

     (e)  Notices.  All notices and other communications provided for or
          -------
permitted hereunder shall be made in writing by hand-delivery, first-class mail (registered or certified, return receipt requested), telex, telecopier, or air courier guaranteeing overnight delivery:

          (i) if to a Holder, at the address set forth on the records of the Registrar under the Indenture, with a copy to the Registrar under the Indenture; and

          (ii)  if to the Company or the Guarantors:

               Interep National Radio Sales, Inc.
               100 Park Avenue
               New York, New York 10017
               Telecopier No.:  (212) 309-9081-0576
               Attention:  Chief Executive Officer

               and

               Interep National Radio Sales, Inc.
               2090 Palm Beach Lakes Blvd., 3rd Floor
               West Palm Beach, FL 33409
               Telecopier No.:  (561) 616-4031
               Attention:  Chief Financial Officer

               With a copy to:

               Christy & Viener
               Rockefeller Center
               620 Fifth Avenue
               New York, New York 10020
               Telecopier No.: (212) 307-3314
               Attention: Laurence S. Markowitz, Esq.

     All such notices and communications shall be deemed to have been duly given: at the time delivered by hand, if personally delivered; five Business Days after being deposited in the mail, postage prepaid, if mailed; when receipt acknowledged, if telecopied; and on the next business day, if timely delivered to an air courier guaranteeing overnight delivery.

     Copies of all such notices, demands or other communications shall be concurrently delivered by the Person giving the same to the Trustee at the address specified in the Indenture.

     (f)  Successors and Assigns.  This Agreement shall inure to the benefit of
          ----------------------
and be binding upon the successors and assigns of each of the parties, including without limitation and without the need for an express assignment, subsequent Holders; provided, that nothing herein shall be deemed to permit any assignment, transfer or other disposition of Transfer Restricted Securities in violation of the terms hereof or of the Purchase Agreement or the Indenture. If any transferee of any Holder shall acquire Transfer Restricted Securities in any manner, whether by operation of law or otherwise, such Transfer Restricted Securities shall be held subject to all of the terms of this Agreement, and by taking and holding such Transfer Restricted Securities such Person shall be conclusively deemed to have agreed to be bound by and to perform all of the terms and provisions of this Agreement, including the restrictions on resale set forth in this Agreement and, if applicable, the Purchase Agreement, and such Person shall be entitled to receive the benefits hereof.

     (g)  Counterparts.  This Agreement may be executed in any number of
          ------------
counterparts and by the parties hereto in separate counterparts, each of which when so executed shall be deemed to be an original and all of which taken together shall constitute one and the same agreement.

     (h)  Headings.  The headings in this Agreement are for convenience of
          --------
reference only and shall not limit or otherwise affect the meaning hereof.

     (i)  Governing Law.  THIS AGREEMENT SHALL BE GOVERNED BY AND CONSTRUED IN
          -------------
ACCORDANCE WITH THE LAWS OF THE STATE OF NEW YORK, WITHOUT REGARD TO THE CONFLICT OF LAW RULES THEREOF.

     (j)  Severability.  In the event that any one or more of the provisions
          ------------
contained herein, or the application thereof in any circumstance, is held invalid, illegal or unenforceable, the validity, legality and enforceability of any such provision in every other respect and of the remaining provisions contained herein shall not be affected or impaired thereby.

     (k)  Entire Agreement.  This Agreement is intended by the parties as a
          ----------------
final expression of their agreement and intended to be a complete and exclusive statement of the agreement and understanding of the parties hereto in respect of the subject matter contained herein. There are no restrictions, promises, warranties or undertakings, other than those set forth or referred to herein with respect to the registration rights granted with respect to the Transfer Restricted Securities. This Agreement supersedes all prior agreements and understandings between the parties with respect to such subject matter.

     IN WITNESS WHEREOF, the parties have executed this Agreement as of the date first written above.


                                         Interep National Radio Sales, Inc.


                                         By:  /s/ Paul J. Parzuchowski
                                            --------------------------
                                            Name:
                                            Title:


                                         Guarantors:

                                         McGavren Guild, Inc.

                                         By: /s/ Paul J. Parzuchowski
                                            -------------------------
                                            Name:
                                            Title:


                                         D&R Radio, Inc.

                                         /s/ Paul J. Parzuchowski
                                         ------------------------
                                            Name:
                                            Title:


                                         CBS Radio Sales, Inc.

                                         /s/ Paul J. Parzuchowski
                                         ------------------------
                                            Name:
                                            Title:


                                         Allied Radio Partners, Inc.
                                         /s/ Paul J. Parzuchowski
                                         ------------------------
                                            Name:
                                            Title:

                                         Clear Channel Radio, LLC

                                         /s/ Paul J. Parzuchowski
                                         ------------------------
                                            Name:
                                            Title:



                                         Caballero Spanish Media LLC

                                         /s/ Paul J. Parzuchowski
                                         ------------------------
                                            Name:
                                            Title:

BancBoston Securities Inc.

By:   /s/Gregory C. Foy
    -------------------

Name:  Gregory C. Foy
Title: Managing Director

Loewenbaum & Company Incorporated

By:   /s/ Mike Powell
    -----------------
Name:  Mike Powell
Title: Associate

SPP Hambro & Co., LLC

By:  /s/ Adam C. Beshara
    --------------------
Name: Adam C. Beshara
Title: Associate